UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          Date of Report:  May 23, 2003



                                APA OPTICS, INC.
             (Exact name of registrant as specified in its charter)



           MINNESOTA                  0-16106                41-1347235
 (State of other jurisdiction     (Commission File          (IRS Employer
      of incorporation)                  No.)           Identification Number)


                   2950 NE 84TH LANE, BLAINE, MN         55449
              (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (763) 784-4995

   (Former name, former address and former fiscal year, if changed since last report): N/A


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ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

     On March 14, 2003, we completed the acquisition of certain assets of Computer System Products, Inc. ("CSP"). Pursuant to the terms of the Asset Purchase Agreement dated March 3, 2003, APA Acquisition, Inc., our wholly-owned subsidiary acquired certain assets and assumed certain related liabilities of CSP. The transaction closed on March 14, 2003. APA Optics, Inc. ("APA") reported the acquisition on a Form 8-K dated March 28, 2003. Under the requirements of Form 8-K, Item 7(a)(2) and Item 7(a)(4), the Company has sixty days from the date on which the Form 8-K was required to be filed to file the required financial statements and pro forma financial information. This amendment provides the financial statements and pro forma financial information required by Regulation S-X.

     a.   Financial Statements of Business Acquired

          The following financial statements of CSP are included as Exhibit
          99.2:

               (i)   Auditor's Report of Grant Thornton LLP;

               (ii)  Auditor's Report of Larson Allen Weishair LLP;

               (iii) Statement of Operations, Statement of Changes in
                     Shareholders' Deficit and Statement of Cash Flows for the years ended December 31, 2002 and 2001;

               (iv)  Notes to Financial Statements.



     b.   Pro Forma Financial Information

          The following unaudited pro forma condensed consolidated financial statements are attached as Exhibit 99.3:

               (i) Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2002;

               (ii) Pro Forma Condensed Consolidated Statement of Operations for
                    the year ended December 31, 2002 and March 31, 2002;

               (iii) Notes to Pro Forma Condensed Consolidated Financial
                    Statements.

ITEM  7.  EXHIBITS


Exhibit  No.     Description
------------     -----------

99.2             Financial Statements of Business Acquired

99.3             Pro Forma Financial Information

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 23, 2003                APA OPTICS, INC.



                                       By: /s/ Anil K. Jain
                                           ----------------
                                           Anil K. Jain, Chief Executive Officer
                                           Authorized Signatory


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